                                                                   EXHIBIT 10.45

                               PLEDGE AGREEMENT
                            (FIBERNET HOLDCO, INC.)
                                   (DEVNET)

     This PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), is entered into as of August 7, 2000, by FIBERNET TELECOM GROUP, INC., a Delaware corporation (the "Pledgor"), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.

                                   RECITALS
                                   --------

     A. Pursuant to the Credit Agreement, dated as of April 11, 2000 and amended as of July 14, 2000 and July 28, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among FiberNet Telecom Group, Inc., a Delaware corporation (the "Borrower"), the financial institutions from time to time parties thereto as lenders (collectively, the "Lenders"), the Administrative Agent, Deutsche Bank Securities Inc., as co-syndications agent, and Toronto Dominion (Texas), Inc., as co-syndications agent, the Lenders have extended commitments to make Loans and to issue Letters of Credit (each as defined in the Credit Agreement) to, and for the benefit of, the Borrower;

     B. It is a condition precedent to the making of the Loans and issuance of the Letters of Credit under the Credit Agreement that the Pledgor execute and deliver this Pledge Agreement;

     C. The Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     D. It is in the best interest of the Pledgor to execute this Pledge Agreement as the Pledgor will derive substantial direct and indirect benefits from the Loans made to the Borrower, and the Letters of Credit issued for the benefit of the Borrower, from time to time pursuant to the Credit Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans and issue the Letters of Credit to or for the benefit of the Borrower pursuant to the Credit Agreement and to induce the Secured Parties to enter into any Interest Rate Agreements, the Pledgor agrees, for the benefit of each Secured Party, as follows:

                                  ARTICLE I.
                                  DEFINITIONS

     Section 1.1     Defined Terms.
                     -------------

     The following terms when used in this Pledge Agreement shall have the following meanings:

     "Administrative Agent" shall have the meaning assigned to such term in the Preamble.
--------

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation (including partnership interests in a partnership, member interests in a limited liability company and beneficial interests in a trust), and any and all warrants, options and other rights to purchase any of the foregoing.

     "Credit Agreement" shall have the meaning assigned to such term in the Recitals.
--------

     "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of Capital Stock constituting Pledged Collateral, but shall not include Dividends or repurchases of redeemable shares.

     "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property which is not a liquidating dividend.

     "Lender" shall have the meaning assigned to such term in the Recitals.
                                                                  --------

     "Pledge Agreement" shall have the meaning assigned to such term in the Preamble.
--------

     "Pledged Collateral" shall have the meaning assigned to such term in
Section 2.1.
-----------

     "Pledged Note Issuer" means each Person identified in Item A of Attachment
                                                           ------    ----------
1 hereto as the issuer of the Pledged Note identified opposite the name of such
-
Person.

     "Pledged Notes" means all notes (including, without limitation, promissory notes and notes evidencing indebtedness of (i) a Subsidiary of the Pledgor to the Pledgor or any other Subsidiary of the Pledgor, or (ii) the Pledgor to any of its Subsidiaries) of any Pledged Note Issuer which are required to be delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

     "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of Capital Stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or may from time to time hereafter be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "Pledged Share Issuer" means each Person identified in Item B of Attachment
                                                            ------    ----------
1 hereto as the issuer of the Pledged Shares identified opposite the name of
-
such Person.

     "Pledged Shares" means all shares or interest of Capital Stock of any Pledged Share Issuer which are required to be delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

     "Pledged Subsidiary" means FiberNet Holdco, Inc.

     "Pledgor" shall have the meaning assigned to such term in the Preamble.
                                                                   --------

     "Securities Act" shall have the meaning assigned to such term in Section
                                                                      -------
6.2.
---

     "UCC" shall have the meaning assigned to such term in Section 1.3.
                                                           -----------

     Section 1.2  Credit Agreement Definitions.
                  ----------------------------

     Unless otherwise defined herein or unless the context otherwise requires, terms used in this Pledge Agreement, including, without limitation, its preamble and recitals, have the meanings provided in the Credit Agreement. Nothing in this Pledge Agreement shall be construed as limiting any of the rights and remedies under the Credit Agreement, unless expressly set forth herein.

     Section 1.3  UCC Definitions.
                  ---------------

     Unless otherwise defined herein or in the Credit Agreement or unless the context otherwise requires, terms for which meanings are provided in the Uniform Commercial Code of the applicable jurisdiction ("UCC") are used in this Pledge Agreement, including, without limitation, its preamble and recitals, with such meanings.

                                  ARTICLE II.
                                    PLEDGE

     Section 2.1  Grant of Security Interest.
                  --------------------------

     As security for the due and punctual payments in full in cash and performance in full of all Obligations, the Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable

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benefit of each of the Secured Parties, a continuing security interest in all of the following property (the "Pledged Collateral"):

               (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment I hereto;
             ------    ------------

               (b) all issued and outstanding shares of Capital Stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;
                                             ------    ------------

               (c) all securities, notes, certificates and instruments representing or evidencing the Pledged Property or the ownership thereof and any interest of the Pledgor reflected in the books of any financial intermediary pertaining to the Pledged Property or of any Pledged Share Issuer thereof and all non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Property;

               (d) all additional Capital Stock of any Pledged Share Issuer from time to time held or acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Property), and all securities, certificates and instruments representing or evidencing such additional Capital Stock or the ownership thereof and any interest of the Pledgor reflected in the books of any financial intermediary pertaining to such additional Capital Stock or of the Pledged Share Issuer thereof, and all non-cash dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Capital Stock;

               (e) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

               (f) all Dividends, Distributions, interest and other payments;

               (g) all other options, warrants and rights to subscribe for or purchase voting or nonvoting Capital Stock of any Pledged Share Issuer and any present or future notes, bonds, debentures or other evidences of indebtedness owned by the Pledgor that (i) are at any time convertible into Capital Stock of any Pledged Share Issuer, or (ii) have or at any time would have voting rights with respect to any Pledged Share Issuer;

               (h) all voting rights in respect of the Pledged Property; and

               (i) all proceeds of any of the foregoing.

     Section 2.2   Delivery of Pledged Property.
                   ----------------------------

     All certificates or instruments representing or evidencing any Pledged Collateral, including, without limitation, all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of and, in the case of the Pledged Notes, endorsed to the order of the Administrative Agent or its designee pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

     Section 2.3   Continuing Security Interest;  Transfer of Note.
                   -----------------------------------------------

     This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall

               (a) remain in full force and effect until payment in full in cash of all Obligations,

               (b) be binding upon the Pledgor and its successors, transferees and assigns, and

               (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent.

Without limiting the foregoing clause (c), any Lender may assign or otherwise
                               ----------
transfer (in whole or in part) any Note, Loan or Commitment held by it to any other Person or entity as permitted by, and in accordance with the terms of, the Credit Agreement, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including, without limitation, this Pledge Agreement) or otherwise.

     Section 2.4   Security Interest Absolute.
                   ----------------------------

     All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note, or any other Loan Document or any Interest Rate Agreement;

               (b) the failure of any Secured Party or any holder of any Note

                   (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Loan Party or any other Person (including any other pledgor) under the provisions of the Credit Agreement, any Note, any other Loan Document, any Interest Rate Agreement or otherwise, or

                    (ii) to exercise any right or remedy against any other
               pledgor of, or collateral securing, any of the Obligations;

               (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other extension or renewal of any Obligation of the Borrower or any other Loan Party;

               (d) any reduction, limitation, impairment or termination of any of the Obligations for any reason other than the written agreement of the Secured Parties to terminate the Obligations in full, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to, and the Pledgor hereby waives any right to or claim of, any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Loan Party or otherwise;

               (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note, any other Loan Document or any Interest Rate Agreement;

               (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other pledgor held by any Secured Party or any holder of any Note securing any of the Obligations; or

               (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Loan Party, any surety or any pledgor.

     Section 2.5  Postponement of Subrogation.
                  ------------------------------

     The Pledgor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Pledge, by any payment made hereunder or otherwise, until the prior payment in full in cash of all of the Obligations, the termination of all Interest Rate Agreements to which any Secured Party is a party and the termination of all Commitments. Any amount paid to the Pledgor on account of any such subrogation rights prior to the payment in full in cash of all of the Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Loan Party, whether matured or unmatured, such order as the Administrative Agent shall elect; provided, however, that if
                                  --------  -------

               (a) the Pledgor has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations, and

               (b) all Obligations have been paid in full in cash, all Interest Rate Agreements to which any Secured Party is a party have been terminated and all Commitments have been permanently terminated, then, at the Pledgor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to the Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Pledgor of an interest in the Obligations resulting from such payment by the Pledgor . In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, the Pledgor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Loan Party (or any of its or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge to any Secured Party or any holder of a Note, except that the Pledgor may file a proof of claim in a bankruptcy proceeding with respect to the Borrower or any other Loan Party in connection with any obligations owed by such Loan Party to the Pledgor in the event that the Administrative Agent has failed to file a proof of claim on the Pledgor's behalf by the second business day before the due date for such filing.

                                 ARTICLE III.
                        REPRESENTATIONS AND WARRANTIES

     The Pledgor represents and warrants to the Administrative Agent for the benefit of the Administrative Agent as set forth in this Article.

     Section 3.1  Ownership, No Liens, Etc.
                  ------------------------

     The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign), the Pledged Collateral, free and clear of all Liens except Permitted Liens.

     Section 3.2  Valid Security Interest.
                  -----------------------

     The execution and delivery of this Pledge Agreement, together with the delivery of all Pledged Shares and all Pledged Notes to the Administrative Agent, is effective to create a valid, perfected, first priority security interest in such Pledged Collateral, securing payment of the Obligations. Possession by the Administrative Agent of the Pledged Shares and the proceeds thereof is the only action necessary to perfect or protect such security interest in the Pledged Shares and the proceeds thereof under the UCC, subject to Section 9-306 of the UCC.

     Section 3.3  As to Pledged Shares.
                  --------------------

     The Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of Capital Stock of each Pledged Share Issuer, except as otherwise described on
Schedule 4.1.D to the Credit Agreement.
--------------

     Section 3.4  As to Pledged Notes.
                  -------------------

     Each Pledged Note has been duly authorized, executed, endorsed, issued and delivered, and is the legal, valid and binding obligation of the issuer thereof, and such issuer is not in default thereunder.

     Section 3.5  Authorization, Approval, etc.
                  ----------------------------

     No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

                  (a) for the pledge by the Pledgor of any Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

                  (b) except as set forth in Schedule 3.5 hereto, for the
                                             ------------
          exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement.

     Section 3.6  Application of Representations and Warranties.
                  ---------------------------------------------

     It is understood and agreed that the foregoing representations and warranties shall apply only to the Pledged Collateral delivered on the date hereof and that, with respect to Pledged Collateral delivered thereafter, the Pledgor shall be required to make representations and warranties in form and substance substantially similar to the foregoing in supplements hereto and that such representations and warranties contained in such supplements hereto shall be applicable to such Pledged Collateral hereafter delivered.

                                  ARTICLE IV.

                                   COVENANTS

     Section 4.1  Protect Pledged Collateral.
                  --------------------------

     The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Pledged Collateral except in accordance with the Credit Agreement. The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Pledged Collateral (and all right, title, and interest represented by the Pledged Collateral) against the claims and demands of all Persons whomsoever.

     Section 4.2  Stock Powers, Etc.
                  -----------------

     The Pledgor agrees that all Pledged Shares (and all other shares of Capital Stock constituting Pledged Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor shall, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, in form and substance reasonably satisfactory to the

Administrative Agent, with respect to the Pledged Collateral as the Administrative Agent may reasonably request and shall, from time to time upon the request of the Administrative Agent after the occurrence, and during the continuance, of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Pledged Collateral into the name of any nominee designated by the Administrative Agent.

     Section 4.3  Continuous Pledge.
                  -----------------

     The Pledgor shall, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of Capital Stock constituting Pledged Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Pledged Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Pledged Collateral and will not permit any Pledged Share Issuer to issue any Capital Stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

     Section 4.4  Voting Rights, Dividends, Etc.
                  -----------------------------

                  (a) If any Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by the Pledgor, the Pledgor shall deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent, without any request therefor by the Administrative Agent, all Dividends, all Distributions, all interest, all principal, all other cash payments, and all proceeds of the Pledged Collateral, all of which shall be held by the Administrative Agent as additional Pledged Collateral for use in accordance with Section 6.4.
                                                -----------

                  (b) If any Event of Default shall have occurred and be continuing, and the Administrative Agent shall have notified the Pledgor of the Administrative Agent's intention to exercise its right under this Section 4.4(b) to exercise (to the exclusion of the
                     --------------
          Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of Capital Stock constituting Pledged Collateral, the Pledgor shall grant the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Pledged Collateral and shall promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to effectively exercise such voting power.

                  (c) All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless any Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.4(b), the Pledgor shall
                                --------------
          have the exclusive voting power with respect to any shares of Capital Stock (including, without limitation, any of the Pledged Shares) constituting Pledged Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of Capital Stock (including, without limitation, any of the Pledged Shares) constituting Pledged Collateral; provided, however, that no vote shall be cast, or consent,
                      --------  -------
          waiver, or ratification given, or action taken by the Pledgor that would be inconsistent with or violate any provision of any Loan Document.

     Section 4.5  Additional Undertakings.
                  -----------------------

     The Pledgor shall not, without the prior written consent of the Administrative Agent:

               (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including, without limitation, any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

               (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Pledged Collateral (unless permitted by the Credit Agreement);

               (c) take or omit to take any action which would result in the Pledgor ceasing to own directly all of the Capital Stock of the Pledged Subsidiary(ies); or

               (d) take or omit to take any action which would result in the creation, incorporation or formation of any direct or indirect Subsidiary of the Borrower which is not validly existing as of the date hereof.

                                  ARTICLE V.
                           THE ADMINISTRATIVE AGENT

     Section 5.1  Administrative Agent Appointed Attorney-in-Fact.
                  -----------------------------------------------

     The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and during the continuation of any Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation:

               (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

               (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
                                                                       ------
          (a) above;
          ---

               (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Pledged Collateral; provided that, with respect
                                                    --------
          to this clause (c), such rights shall be exercised in accordance with
                  ----------
          Section 6.1; and
          -----------

               (d) to perform the affirmative Obligations of the Pledgor hereunder or under any other Loan Document.

     The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     Section 5.2  Administrative Agent May Perform.
                  --------------------------------

     The Administrative Agent may from time to time, at its option, perform or cause to be performed any act which the Pledgor agrees hereunder to perform and which the Pledgor fails to perform. In addition, the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of its security interest therein. Expenses incurred by the Administrative Agent pursuant to this Section 5.2 shall be
                                                      -----------
payable by the Pledgor pursuant to Section 6.5.
                                   -----------

     Section 5.3  Administrative Agent Has No Duty.
                  --------------------------------

     The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the reasonable care of any Pledged Collateral (subject to Section 5.4) in its possession and the accounting for
                       -----------
moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Pledged Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

     Section 5.4  Reasonable Care.
                  ---------------

     The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Pledged Collateral in its possession; provided, however, the
--------- -------

Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Pledged Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                  ARTICLE VI.
                                   REMEDIES

     Section 6.1  Certain Remedies.
                  ----------------

     If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Pledged Collateral) and also may, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b)  The Administrative Agent may:

                       (i) transfer all or any part of the Pledged Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Pledged Collateral is subject to the lien and security interest granted hereunder,

                       (ii) notify the parties obligated on any of the Pledged Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                       (iii) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any Obligations of any nature of any party with respect thereto,

                       (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Pledged Collateral,

                       (v) take control of any proceeds of the Pledged Collateral, and

                       (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

All rights and remedies provided for in this Pledge Agreement are cumulative, and not exclusive of any other rights or remedies. No failure or delay by the Administrative Agent in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

     Section 6.2  Securities Laws.
                  ---------------

     If the Administrative Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 6.1, the Pledgor shall,
                                                 -----------
upon the request of the Administrative Agent, at the expense of the Pledgor:

                  (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary to register such Pledged Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (b) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as reasonably requested by the Administrative Agent;

                  (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

     Section 6.3  Compliance with Restrictions.
                  ----------------------------

     The Pledgor agrees that in any sale of any of the Pledged Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that prospective bidders and purchasers have certain qualifications, and restrict prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction.

     Section 6.4  Application of Proceeds.
                  -----------------------

     All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral in accordance with Section 6.1 hereof may, in the discretion
                                      -----------
of the Administrative Agent, be held by the Administrative Agent as additional Pledged Collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Secured Parties pursuant to the Loan Documents) in whole or in part by the Administrative Agent against all or any of the Obligations in such order as the Administrative Agent shall elect. The Pledgor shall remain liable for any deficiency. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Obligations, the termination of all Interest Rate Agreements to which a Secured Party is a party and the termination of all Commitments shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     Section 6.5  Indemnity and Expenses.
                  ----------------------

     The Pledgor shall upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its outside counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

                  (a) the consideration of legal matters relevant to this Pledge Agreement;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

                  (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

                  (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

The provisions of this Section 6.5 shall survive termination of this Pledge
                       -----------
Agreement.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

     Section 7.1  Additional Actions and Documents.
                  --------------------------------

     The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     Section 7.2  Expenses.
                  --------

     The Pledgor agrees to reimburse and save the Administrative Agent harmless against liability for the payment of all out-of-pocket expenses arising in connection with the administration or enforcement of, or the preservation or exercise of, any rights (including, without limitation, the right to collect and dispose of the Pledged Collateral) under this Pledge Agreement, including, without limitation, the reasonable fees and other charges of outside counsel to the Administrative Agent arising in such connection, and all such fees and other charges shall be deemed to be a part of the Obligations secured hereby.

     Section 7.3  Notices.
                  -------

     Any communications between the parties hereto or notices provided herein to be given shall be sent in accordance with the provisions of, and to the addresses set forth in, Section 9.8 of the Credit Agreement, and if to the
                        -----------
Pledgor, to the following address:

                         FiberNet Holdco, Inc.
                         570 Lexington Avenue
                         3/rd/ Floor
                         New York, New York  10022
                         Attn.: President
                         Telecopy: (212) 421-8920

     Section 7.4  Release and Satisfaction.
                  ------------------------

     Upon the indefeasible payment (whether in cash and/or other consideration which is satisfactory to the Lenders in their sole discretion) and performance in full of the Obligations, the termination of all Interest Rate Agreements to which any Secured Party is a party and the termination of all Commitments (i) this Pledge Agreement and the security interest created hereby shall terminate, and (ii) upon written request of the Pledgor, the Administrative Agent shall execute and deliver to the Pledgor, at the Pledgor's expense and without representation or warranty by or recourse to the Administrative Agent or the Secured Parties, all certificates, representations or evidences of the Pledged Shares and all Pledged Notes, together with all other Pledged Collateral held by the Administrative Agent hereunder and such documents as the Pledgor shall reasonably request to evidence such termination, and the Pledgor shall deliver to the Administrative Agent a general release of all of the Administrative Agent's liabilities and Obligations under all Loan Documents and an acknowledgment that the same have been terminated.

     Section 7.5  Benefit.
                  -------

     This Pledge Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, the Secured Parties and their respective successors, legal representatives and permitted assigns. The Pledgor shall not assign any of its rights or obligations hereunder without the prior written consent of the Required Lenders.

     Section 7.6  Amendments and Waivers.
                  ----------------------

     No amendment, modification, termination or waiver of any provision of this Pledge Agreement, or consent to any departure by the Administrative Agent therefrom, shall be effective unless the same shall be in writing and signed by the Administrative Agent and the Pledgor and shall comply with the provisions set forth in Section 9.6 of the Credit Agreement. Each amendment, modification,
             -----------
termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

     Section 7.7  Headings.
                  --------

     Section and subsection headings contained in this Pledge Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Pledge Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     Section 7.8  Applicable Law; Entire Agreement.
                  --------------------------------

     This Pledge Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), except to the extent that the validity or perfection of the security interest hereunder, or exercise of remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of New York. This Pledge Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     Section 7.9   Severability.
                   ------------

     The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Pledge Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Pledge Agreement or of such provision or obligation in any other jurisdiction.

     Section 7.10 Consent to Jurisdiction.
                  -----------------------

     The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court in respect thereof, in any action or proceeding arising out of or relating to this Pledge Agreement, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 7.10 shall affect any right
                                         ------------
that the Administrative Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Pledge Agreement against the Pledgor or any of its properties in the courts of any jurisdiction. The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Pledge Agreement in any court referred to in this Section 7.10. The
                                                       ------------
Pledgor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Pledgor irrevocably consents to service of process in the manner provided for notices in Section 7.3. Nothing in this Pledge Agreement will
                        -----------
affect the right of any party hereto to serve process in any other manner permitted by law.

     Section 7.11 Construction.
                  ------------

     The Pledgor and the Administrative Agent each acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Pledge Agreement with its legal counsel and that this Pledge Agreement shall be construed as if jointly drafted by the Pledgor and the Administrative Agent.

     Section 7.12 Waiver of Jury Trial.
                  --------------------

     THE PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL

PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

     Section 7.13 Survival.
                  --------

     All agreements, covenants, representations and warranties made herein shall survive the execution and delivery of this Pledge Agreement. Notwithstanding anything in this Pledge Agreement or implied by law to the contrary, the agreements set forth in Sections 6.5 and 7.2 shall survive the payment of the
                        ------------     ---
Obligations and the termination of this Pledge Agreement.

     Section 7.14 Counterparts; Effectiveness.
                  ---------------------------

     This Pledge Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Pledge Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Pledge Agreement or to any amendments, waivers, consents or supplements hereof by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

     Section 7.15 Effectiveness; Certain References.
                  ---------------------------------

     This Pledge Agreement and the pledge of the Pledged Collateral hereunder shall become effective upon the consummation of the Transaction. In addition, upon the consummation of the Transaction, all references herein to the "Pledgor" shall be deemed to be references to FiberNet Telecom Group, Inc (formerly known as FiberNet Holdco, Inc.).


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        FIBERNET TELECOM GROUP, INC.,
                                        as the Pledgor

                                        By: /s/ Michael S. Liss
                                           ------------------------------
                                           Name:  Michael S. Liss
                                           Title: Chief Executive Officer
                                                  and President

                                        DEUTSCHE BANK AG NEW YORK
                                           BRANCH, as Administrative Agent

                                        By: /s/ Alexander Richarz
                                           ------------------------------
                                           Name:  Alexander Richarz
                                           Title: Assistant Vice President

                                        By: /s/ Kelvin Cheng
                                           ------------------------------
                                           Name:  Kelvin Cheng
                                           Title: Associate

                                                                    Attachment 1
                                              to the Subsidiary Pledge Agreement

Item A.   Pledged Notes
          -------------
  Pledged Note Issuer                    Description of Pledged Notes
-----------------------   ------------------------------------------------------

None                           Not applicable



Item B.        Pledged Shares
               --------------
Pledged Share Issuer                      Description of Pledged Shares
--------------------      ------------------------------------------------------

                                                                       % of
                                                                   Outstanding
                                                                      Shares
                                                                     Pledged
                          ------------------------------------------------------

DEVNET L.L.C                Certificated Securities Representing      96.386%
                            96.386% of the membership interests of
                            Devnet L.L.C.

                                 SCHEDULE 3.5

                             GOVERNMENTAL CONSENTS
                             ---------------------

None.